NORTHSTAR GALAXY TRUST
                  "Formerly known as NORTHSTAR VARIABLE TRUST"
                  Prospectus Supplement dated November 9, 1998
                       to Prospectus dated April 30, 1998

On November 5, 1998, shareholders of the Northstar Galaxy Trust Income and Growth Portfolio (the "Portfolio") approved a proposal for the modification of the investment objective and name of the Portfolio. Accordingly, the past objective of seeking income balanced with capital appreciation has been modified to the objective of seeking long-term capital appreciation and the Portfolio's name has been changed to the "Northstar Galaxy Trust Emerging Growth Portfolio" to better reflect the Portfolio's modified investment objective and holdings.

The modification in the Portfolio's investment objective will enable the Portfolio to modify its investment strategy so that the Portfolio will invest primarily in small to mid-sized companies that the portfolio manager feels have above average prospects for growth. The portfolio manager will select growth companies that are involved in new technologies, new products, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes. The Portfolio will also invest in companies that the portfolio manager believes are priced below their long-term value. Under normal conditions, the Portfolio will invest at least 65% of its total assets in companies with a market capitalization of up to $5 billion. It may invest up to 25% of its net assets in foreign issuers, but only 10% may be invested in securities that are not listed on a U.S. securities exchange. The Portfolio may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate and U.S. Government Securities. The Portfolio may also invest in lower-rated debt obligations, but only up to 20% of its net assets.
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Effective November 9, 1998, the Northstar Galaxy Trust Emerging Growth Portfolio
(formerly the "Northstar Galaxy Trust Income and Growth Portfolio") will be managed by Mary Lisanti. Ms. Lisanti has over 20 years of experience in small and mid-cap investments. Before joining Northstar in May 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management where she managed the Strong
Small Cap Fund and co-managed the Strong Mid Cap Fund. From 1993-1996, Ms. Lisanti was a Managing Director and Head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund and the BT Capital Appreciation Fund and in 1996 she was named Portfolio Manager of the year by BARRON'S. Prior to Bankers Trust, Ms. Lisanti was a Portfolio Manager with the Evergreen Funds. She began her career as an analyst specializing in emerging growth stocks with Donaldson, Lufkin & Jenrette and Shearson Lehman Hutton, was ranked number one INSTITUTIONAL INVESTOR emerging growth stock analyst in 1989 and was named to that survey two other times.

Ms. Lisanti earned her BA with honors from Princeton University. She is a Chartered Financial Analyst, member of the New York Society of Security Analysts and the Financial Analyst Federation.
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Northstar Investment Management Corporation (the "Adviser") has agreed to reimburse fund expenses of the Northstar Galaxy Trust Emerging Growth Portfolio and the Northstar Galaxy Trust International Value Portfolio to the extent necessary in order to limit annual fund operating expenses to 0.90% and 1.00%, respectively, of the fund's average daily net assets. This supersedes the expense limitation arrangements in place prior to the date of this supplement. These arrangements may be revised and/or terminated at any time at which time the funds' expenses may increase and their return may be adversely affected depending on the assets of the individual fund.
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Effective November 1, 1998, the disclosure on page 14 of the Prospectus is hereby amended to reflect that:

The sub-advisory fee for the Northstar Galaxy Trust Growth + Value Portfolio is 0.35% of the average daily net assets of the Portfolio.